                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  March 17, 2004
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                          WORTHINGTON INDUSTRIES, INC.
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             (Exact name of Registrant as specified in its Charter)

           Ohio                  1-8399                    31-1189815
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(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)

    200 Old Wilson Bridge Road, Columbus, Ohio                43085
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    (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:       (614) 438-3210
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                              No Response Required
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          (Former Name or Former Address, if changed since last report)

ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 17, 2004, Worthington Industries, Inc. (the "Registrant") issued a press release announcing results for its third fiscal quarter of 2004. A copy of the press release (the "Release") is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The Release contains financial information which will allow investors to make calculations to compare results excluding the restructuring adjustments in the first nine months of fiscal 2003 ended February 28, 2003. We believe that this information will enable investors to more readily compare both year-over-year results on a GAAP basis and year-over-year results excluding the impact of these adjustments. We use the results, excluding the restructuring adjustments, as a measure of our normal operating performance which is factored into evaluations and compensation payments.

         The information in this Current Report on Form 8-K, including Exhibit
99.1 included herewith, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, except if the Registrant specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               WORTHINGTON INDUSTRIES, INC.


Date:  March 17, 2004          By:     /s/Dale T. Brinkman
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                                         Dale T. Brinkman
                                         Vice President-Administration, General
                                         Counsel & Secretary